                                                                 EXHIBIT (A)(2)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                              RUBY TUESDAY, INC.
              PURSUANT TO THE OFFER TO PURCHASE DATED MAY 2, 1997

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, JUNE 2, 1997, UNLESS THE OFFER IS EXTENDED.

                              The Depositary is:

                       HARRIS TRUST COMPANY OF NEW YORK

       By Hand:              By Overnight Courier:            By Mail:
    Receive Window        77 Water Street, 4th Floor     Wall Street Station
 77 Water Street, 5th      New York, New York 10005         P.O. Box 1023
         Floor                                           New York, New York
  New York, New York                                         10268-1023
         10005

                               Other Information

            By Facsimile:                     For information call collect:
           (212) 701-7636                            (212) 701-7624
           (212) 701-7640
        Confirm by telephone
           (212) 701-7624

-------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES TENDERED
                          (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------

    NAME(S) AND ADDRESS(ES) OF REGISTERED                 NUMBER OF
                  OWNER(S)                                  SHARES       NUMBER OF
     (PLEASE FILL IN EXACTLY AS NAME(S)   CERTIFICATE    REPRESENTED       SHARES
        APPEAR(S) ON CERTIFICATE(S))      NUMBER(S)*  BY CERTIFICATE(S)* TENDERED**
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                                         Total Shares
                                                         Tendered:_____________

 * Need not be completed if Shares are delivered by book-entry transfer.
** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used only (a) if certificates for Shares (as defined below) are to be forwarded with it, or (b) if a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") pursuant to Section 2 of the Offer to Purchase.

  Shareholders whose certificates are not immediately available or who cannot deliver their certificates for Shares and all other documents which this Letter of Transmittal requires to the Depositary by the Expiration Date (as defined in the Offer to Purchase) (or who are unable to comply with the procedure for book-entry transfer on a timely basis) must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:_________________________________________________

Check Box of Applicable Book-Entry Transfer Facility:

  DTC [_]PDTC [_]

Account Number: _______________________________________________________________

Transaction Code Number: ______________________________________________________

[_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

Name of Institution which Guaranteed Delivery:_________________________________

Check Box of Applicable Book-Entry Transfer Facility and give Account Number if Delivered by Book-Entry Transfer:

  DTC [_]PDTC [_]

Account Number:________________________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to Ruby Tuesday, Inc. a Georgia corporation (the "Company"), the above-described shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), including the associated rights to purchase Series A Junior Participating Preferred Stock (the "Rights") pursuant to the Rights Agreement between the Company and AmSouth Bank of Alabama (together, the Common Stock and the Rights are referred to as the "Shares") at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated May 2, 1997, receipt of which is hereby acknowledged and any supplements or amendments thereto (the "Offer to Purchase"), and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer").

  Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all rights, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

    (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as hereinafter defined);

    (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that:

    (a) the undersigned has a net long position in Shares at least equal to the Shares being tendered and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

    (b) when and to the extent the Company accepts the Shares for payment, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements, restrictions or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claim;

    (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (d) the undersigned has read and agrees to all of the terms of this Offer.

  The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares tendered hereby. The certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes.

  The undersigned understands that the Company will determine a single per Share price (not in excess of $22.00 nor less than $20.00 per Share) that it will pay for the Shares validly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the Purchase Price that will allow it to buy up to 1,000,000 pursuant to the Offer, and that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price, Shares not purchased because of proration and Shares not purchased because they were conditionally tendered.

  The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment pro rata with Shares tendered by other shareholders, fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the Special Payment Instructions or Special Delivery Instructions below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of their registered owner if the Company does not accept for payment any of the Shares represented by such certificates or tendered by such book-entry transfer.

  The undersigned understands that he may condition his tender of Shares upon the acceptance by the Company of a designated number of Shares tendered hereby, as described in Section 1 of the Offer to Purchase. Such a conditional tender may be made by completing the box under the heading "Conditional Tender." If such box is not completed, the tender will be deemed to be unconditional.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representative, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED.

                               CHECK ONLY ONE BOX

IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES.

  [_] $20.00   [_] $21.125
  [_] $20.125  [_] $21.25
  [_] $20.25   [_] $21.375
  [_] $20.375  [_] $21.50
  [_] $20.50   [_] $21.625
  [_] $20.625  [_] $21.75
  [_] $20.75   [_] $21.875
  [_] $20.875  [_] $22.00
  [_] $21.00

IF PORTIONS OF SHARE HOLDINGS ARE BEING TENDERED AT DIFFERENT PRICES, USE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED (SEE INSTRUCTION 5). ODD LOTS
(SEE INSTRUCTION 8)

To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, on the date of tender, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[_] is the beneficial owner, on the date of tender, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[_] is a broker, dealer, commercial bank, trust company or other nominee which

  (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

  (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner, on the date of tender, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

                             [_]CONDITIONAL TENDER

  A tendering shareholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, all as described in the Offer to Purchase, particularly in Sections 1 and 2 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering shareholder's responsibility to calculate such minimum number of Shares, and each shareholder is urged to consult his own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

  Minimum number of Shares that must be purchased, if any are purchased:

                                     Shares



    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6 AND 9)          (SEE INSTRUCTIONS 1, 4, 6 AND 9)


 To be completed ONLY if                   To be completed ONLY if
 certificates for Shares not               certificates for Shares are
 tendered or not purchased and/or          tendered or not purchased and/or
 the check for the purchase price          the check for the purchase price
 of Shares purchased is to be              of Shares purchased is to be
 issued in the name of someone             mailed to someone other than the
 other than the undersigned.               undersigned, or to the undersigned
                                           at an address other than that
                                           shown above.

 Issue: [_] check; [_]
 certificate(s) to:

                                           Mail: [_] check; [_]
                                           certificate(s) to:

 Name_______________________________

           (Please Print)
                                           Name ______________________________

 Address____________________________                 (Please Print)

 -----------------------------------
 -----------------------------------       Address ___________________________
          (Include Zip Code                -----------------------------------
 -----------------------------------       -----------------------------------
 (Tax Identification or Social                     (Include Zip Code)
 Security No.)

 (Complete Substitute Form W-9
 below)

                            SHAREHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

  Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated ____________________________________________________________________, 1997

Name(s) ________________________________________________________________________
                                 (Please Print)

Capacity________________________________________________________________________

Address_________________________________________________________________________

Area Code and Telephone Number__________________________________________________
                  ----------------------------------------
               (Tax Identification or Social Security Number(s))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature____________________________________________________________

Name____________________________________________________________________________
                                 (Please Print)

Title___________________________________________________________________________

Name of Firm____________________________________________________________________

Address_________________________________________________________________________
                               (include Zip Code)

Area Code and Telephone Number__________________________________________________

Dated ____________________________, 1997

                                 INSTRUCTIONS

                    FORMING PART OF THE TERMS OF THE OFFER

  1. Guarantee of Signature. No signature guarantee is required if either

    (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner and such owner has not completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, or

    (b) such Shares are tendered for the account of a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each being referred to as an "Eligible Institution").

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

  2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are to be forwarded with it to the Depositary or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in
Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered by a book-entry transfer, together in each case with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase).

  Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares and all other required documents to the Depositary by the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing (including the price at which the Shares are being tendered) and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  The Company will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders except as specifically permitted by Sections 1 and 2 of the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

  3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

  5. Indication of Price at Which Shares Are Being Tendered. For Shares to be properly tendered, the shareholder must check the box indicating the price per Share at which he is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he wishes to tender each such portion of his Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 3 of the Offer to Purchase) at more than one price.

  6. Signatures On Letter of Transmittal, Stock Powers and Endorsements.

    (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

    (b) If the Shares are registered in the names or two or more joint owners, each such owner must sign this Letter of Transmittal.

    (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

    (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered owner(s). Signature(s) on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

    (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

  7. Stock Transfer Taxes. Except as provided in this Instruction, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

    (a) payment of the Purchase Price is to be made to any person(s) other than the registered owner(s);

    (b) Shares not tendered or not accepted for purchase (in the circumstances permitted in the Offer) are to be registered in the name of any person(s) other than the registered owner(s); or

    (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal.

  The Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner or such other person) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

  8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Shares tendered by the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owns beneficially, on the date of tender, an aggregate of fewer than 100 Shares and who tenders all of his Shares at or below the Purchase Price. This preference will not be available unless the box captioned "Odd Lots" is completed.

  9. Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased and/or checks are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

  10. Irregularities. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

  11. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of the Letter of Transmittal or from your local broker, dealer, commercial bank or trust company.

  12. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below. Failure to provide the information on the form may subject the tendering shareholder to 31% federal income tax withholding on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part 2 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 of the form is checked and the Depositary is not provided with a TIN within sixty
(60) days, the Depositary will withhold 31% on all such payments thereafter until a TIN is provided to the Depositary.

  IMPORTANT: This Letter of Transmittal or a manually signed facsimile of it (together with certificates for Shares or confirmation of book-entry transfer and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depository on or before the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Depository is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                        PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on a payment made to a shareholder or other payee with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of the shareholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN).

                      WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

Payer's Name: Harris Trust Company of New York
-------------------------------------------------------------------------------

                        PART 1--PLEASE PROVIDE YOUR TIN AND CERTIFY BY
                        SIGNING AND DATING BELOW
                                       Social Security Number
                                      --------------------------
                        OR
                                         Employer ID Number
 SUBSTITUTE                           --------------------------
                       --------------------------------------------------------
 FORM W-9               PART 2--CERTIFICATIONS--Under penalties of perjury, I
 (See instruction 12)   certify that:


                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete. [_]


                       --------------------------------------------------------
                        PART 3--                         PART 4--

                        Awaiting TIN [_]
                                                         For Payee Exempt from
                                                         Backup
                                                         Withholding
                                                         Exempt[_]

                       --------------------------------------------------------
                        Please fill in your name and address
                        below.
                        -----------------------------------------
                        Name
                        -----------------------------------------
                        Address (number and street)
                        -----------------------------------------
                        City, State and Zip Code

                        Certificate Instructions -- You must cross out Item
                        (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2). If you are exempt from backup withholding, check the box in Part 4 above.

                        SIGNATURE______________________________________ DATE




NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE
                     BOX IN PART 2 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 SIGNATURE_________________________________________________________DATE , 1997


                           The Information Agent is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                                 (800) 578-5318

                             The Dealer Manager is:

                         WHEAT, FIRST SECURITIES, INC.
                           Corporate Equity Services
                                   3rd Floor
                              901 East Byrd Street
                               Richmond, VA 23219
                                1 (800) 999-4328

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FOR W-9

  Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE ACCOUNT:

                                          GIVE THE SOCIAL SECURITY NUMBER OF:

 1. An individual's account

                                          The individual

 2. Two or more individuals (joint
    account)

                                          The actual owner of the account or,
 3. Husband and wife (Joint account)      if combined funds, any one of the
                                          individuals(A)

 4. Custodian account of a minor
    (Uniform Gift to Minors Act)

                                          The actual owner of the account or,
                                          if combined funds, anyone of the
                                          individuals (A)

 5. Adult and minor (joint account)

 6. Account in the name of guardian
    or committee for a designated
    ward, minor, or incompetent
    person.

                                          The minor (B)

                                          The adult or, if the minor is the
                                          only contributor, the minor (A)


 7. a. The usual revocable savings
    trust account (grantor is also        The ward, minor or incompetent
    trustee)                              person (c)

                                          The grantor-trustee (A)


                                          The actual owner (A)

  b. So-called trust account that is      The owner (D)
  not a legal or valid trust under
  State law.

                                          Legal entity (Do not furnish the
                                          identifying number of the personal
                                          representative or trustee unless the
                                          legal entity itself is not
                                          designated in the account title.)
                                          (E)

 8. Sole proprietorship account

 9. A valid trust, estate, or
    pension trust

10. Corporate account


11. Religious, charitable or
    educational organization account      The corporation


                                          The organization

12. Partnership account held in the       The partnership
    name of the business

                                          The organization


                                          The broker or nominee

13. Association, club, or other tax-      The public entity
    exempt organization

14. A broker or registered nominee

15. Account with the Department of
    Agriculture in the name of a
    public entity (such as a State
    or local government, school
    district, or prison) that
    receives agricultural program
    payments
--------
(A) List first and circle the name of the person whose number you furnish
(B) Circle the minor's name and furnish the minor's social security number
(C) Circle the ward, minor's or incompetent person's name and furnish such person's social security number
(D) Show the name of the owner
(E) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                              SUBSTITUTE FORM W-9

OBTAINING A NUMBER

  If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

1.Payees specifically exempted from backup withholding on Exempt ALL payments include the following:

  .A corporation.

  .A financial institution.

  .An organization exempt from tax under Section 501(a), or an individual retirement plan.

  .The United States or any agency or instrumentality thereof, a State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof. A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  .An international organization or any agency or instrumentality thereof.

  .A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  .A real estate investment trust.

  .A common trust fund operated by a bank under Section 584(a).

  .An exempt charitable remainder trust, or a non-exempt trust described in
  Section 4947(a)(1).

  .An entity registered at all times under the Investment Company Act of 1940.

  .A foreign central bank of issue.

2.Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  .Payments to nonresident aliens subject to withholding under Section 1141.

  .Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  .Payments of patronage dividends where the amount received is not paid in money.

  .Payments made by certain foreign organizations.

  .Payments made to a nominee.

3.Payments of interest not generally subject to backup withholding including the following:

  .Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  .Payments of tax-exempt interest (including exempt interest dividends under Section 852).

  .Payments described in Section 6049(b)(5) to nonresident aliens.

  .Payments on tax-free covenant bonds under Section 1451.

  .Payments made by certain foreign organizations.

  .Payments made to a nominee.

  EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A. Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

  (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

  (3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  (4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.